UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 31, 2023

Loop Media, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-41508	47-3975872
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

700 N. Central Ave., Suite 430 Glendale, CA	91203
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 436-2100

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	LPTV	The NYSE American, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Effective May 31, 2023, Loop Media, Inc. (the “Company”) entered into a Secured Non-Revolving Line of Credit Loan Agreement with Excel Family Partners, LLLP (“Excel”), an entity managed by Bruce Cassidy, chairman of the Company’s board of directors (the “Excel Secured Line of Credit Agreement”), for the principal amount of up to $2,200,000 (the “Excel Line of Credit”), evidenced by a Secured Non-Revolving Line of Credit Promissory Note, also effective as of May 31, 2023 (the “Excel Note”). The Excel Line of Credit has been fully drawn upon, matures ninety (90) days from the date of the Excel Secured Line of Credit Agreement (the “Maturity Date”) and accrues interest, payable on the Maturity Date in arrears, at a fixed rate of interest equal to ten and one-half percent (10.5%) per year.

Under the Excel Secured Line of Credit Agreement, the Company granted to Excel a security interest in all of the Company’s present and future assets and properties, real or personal, tangible or intangible, wherever located, including products and proceeds thereof. In connection with the Excel Secured Line of Credit Agreement, Excel delivered a subordination agreement (the “Subordination Agreement”) to GemCap Solutions, LLC, as successor and assign to Industrial Funding Group, Inc. (the “Senior Lender”), pursuant to which the Company’s obligations to Excel and the indebtedness under the Excel Secured Line of Credit Agreement are subordinate and junior in right of payment to the indebtedness under the Company’s account receivable facility evidenced by that certain Loan and Security Agreement dated as of July 29, 2022, with the Senior Lender.

The descriptions of the Excel Secured Line of Credit Agreement, the Excel Note and the Subordination Agreement are summaries and are qualified in their entirety by reference to the full texts of the form of Excel Secured Line of Credit Agreement, the form of Excel Note and the form of Subordination Agreement, which are incorporated by reference herein. Copies of the Excel Secured Line of Credit Agreement, the Excel Note and the Subordination Agreement are included herein as Exhibits 10.1, 10.2 and 10.3, respectively.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 with respect to the Excel Secured Line of Credit Agreement is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Form of Secured Non-Revolving Line of Credit Loan Agreement Amendment, effective as of May 31, 2023, by and between the Company and Excel Family Partners, LLLP.

10.2	Form of Secured Non-Revolving Line of Credit Promissory Note Amendment, effective as of May 31, 2023, by and between the Company and Excel Family Partners, LLLP.

10.3	Form of Subordination Agreement, effective as of May 31, 2023, by and between the Company, Retail Media TV, Inc., Excel Family Partners, LLLP and GemCap Solutions, LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOOP MEDIA, INC.

Dated: June 5, 2023	By:	/s/ Jon Niermann
	Name:	Jon Niermann
	Title:	Chief Executive Officer